[ART]
The First Israel
Fund, Inc.
---------------------
SEMI-ANNUAL REPORT
MARCH 31, 1998

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          8

Schedule of Investments.......................................................................          9

Statement of Assets and Liabilities...........................................................         12

Statement of Operations.......................................................................         13

Statement of Changes in Net Assets............................................................         14

Financial Highlights..........................................................................         15

Notes to Financial Statements.................................................................         16

Results of Annual Meeting of Shareholders.....................................................         21

Description of InvestLink-SM- Program.........................................................         22

PICTURED ON THE COVER IS AN AERIAL VIEW OF THE TEL AVIV SKYLINE.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                    May 13, 1998

DEAR SHAREHOLDER:

I am pleased to report on the activities of The First Israel Fund, Inc. (the "Fund") for the six months ended March 31, 1998.

At March 31, 1998, total net assets of the Fund were approximately $85.8 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange were $50.4 million, with another $24.4 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totalled $74.8 million, as compared to approximately $77.1 million on September 30, 1997. The Fund also held investments valued at approximately $7.6 million in unlisted securities, as compared to approximately $9.6 million on September 30, 1997. In percentage terms, at March 31, 1998, 87.1% of the Fund's net assets was invested in Israeli and Israel-related companies listed and trading on the Tel Aviv Stock Exchange and in the United States and 8.9% in unlisted equity or equity-linked securities.

The Fund successfully completed its initial public offering on October 29, 1992 and began operations with a net asset value ("NAV") of $13.74 per share. At March 31, 1998, NAV per share was $17.12, as compared to $18.41 at September 30, 1997. The Fund's common stock closed on the New York Stock Exchange on March 31, 1998 at $13.938 per share, representing a discount of 18.6% to the Fund's NAV.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the Tel Aviv Stock Exchange or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid equity securities, including securities of private equity funds that invest primarily in the emerging markets.

PERFORMANCE

For the six months ended March 31, 1998, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was -3.6%, versus -4.4% for the Morgan Stanley Capital International Israel Index (the "Index").

The Fund's outperformance of the Index during the period was primarily due to particularly high returns in two sectors of the portfolio. First was unlisted securities, led by Advent Israel (Bermuda) L.P. ("Advent"), a fund invested in privately placed equity instruments that is itself the Fund's tenth-largest position. Advent was revalued sharply upward at period-end, based on similarly strong revaluations of some of its individual holdings. The second sector to boost performance was conglomerates. Over the last couple of years, many of the largest publicly traded Israeli conglomerates have undertaken substantial restructuring programs in order to enhance shareholder value. Several conglomerates in which the Fund had positions (I.E., Koor Industries Ltd., IDB Holding Corp., Ltd., Discount Investment Corp.) were engaged in such programs in recent months and were recognized by investors accordingly.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Performance was least effective in banking and electronics/electrical equipment. In banking, I split the Fund's allocation between commercial banks and mortgage banks at a time when commercial banks, which are disproportionately represented in the major Israeli stock indices, did especially well. I should note in this context that the Fund is legally required to diversify in a way that prevents it from duplicating the Index's composition without taking undue stock-specific risk. The electronics/electrical equipment allocation was hurt by weak returns in Ciena Corp. ("Ciena"), which makes products that widen the bandwidth of telecommunications transmission equipment. Ciena's shares sold off heavily after it announced that its order volume would fall short of expectations.

INVESTMENT PERSPECTIVE

Midway through the second quarter of 1998, the Israeli market has retraced its losses since the outbreak of the "Asian Flu" sent global markets plummeting last fall. Now, we see new highs and significant momentum.

Clearly, investors are not responding to the political environment, as the peace process remains locked in a stalemate that neither Prime Minister Netanyahu nor Chairman Arafat appears interested in breaking. Mr. Netanyahu also continues to be dogged by scandal and other domestic tensions.

The market's driving force, then, is the rapidly improving macroeconomic environment. A key factor in this respect is that inflation dropped to 7.0% in 1997, the lowest such rate in years, and continues to fall. I am projecting that 1998 inflation will be at the low end of the government's targeted range of 7-10%. This has resulted in lower interest rates, as can be seen in the following chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
    INTEREST RATES AND INFLATION TRENDING DOWN
% Discount
% Inflation
                                                                         Inflation
                                                      Discount Rate           Rate
Jan-95                                                         17.0           13.9
Feb-95                                                         16.9           13.4
Mar-95                                                         15.8           12.1
Apr-95                                                         14.7           11.0
May-95                                                         14.0           10.8
Jun-95                                                         13.6            9.6
Jul-95                                                         13.6            8.8
Aug-95                                                         13.4            8.9
Sep-95                                                         13.3            8.8
Oct-95                                                         13.9            8.4
Nov-95                                                         14.2            7.8
Dec-95                                                         14.2            8.1
Jan-96                                                         13.8            8.8
Feb-96                                                         14.1            9.7
Mar-96                                                         14.1           10.8
Apr-96                                                         14.2           11.6
May-96                                                         14.9           12.4
Jun-96                                                         15.6           12.9
Jul-96                                                         17.0           12.9
Aug-96                                                         16.3           12.0
Sep-96                                                         15.8           11.4
Oct-96                                                         15.5           11.1
Nov-96                                                         15.2           11.0
Dec-96                                                         14.7           10.6
Jan-97                                                         14.7           10.1
Feb-97                                                         14.2           10.4
Mar-97                                                         13.9           10.4
Apr-97                                                         13.9            9.4
May-97                                                         13.9            8.1
Jun-97                                                         12.7            8.4
Jul-97                                                         12.7            9.2
Aug-97                                                         13.4            9.3
Sep-97                                                         13.4            8.7
Oct-97                                                         13.4            9.1
Nov-97                                                         13.4            8.2
Dec-97                                                         13.4            7.0
Jan-98                                                         13.4            6.9
Feb-98                                                         12.9            5.6
Mar-98                                                         12.6            4.4
Apr-98                                                         12.2            4.4
May-98                                                         11.9            4.4
Source: Merrill Lynch

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

The Bank of Israel has cut rates four times thus far in the year, for a total of 150 basis points. At 11.9%, the official rate is at its lowest level since July 1994. My analysis indicates scope for another 100-150 basis points in cuts by the end of the year.

Somewhat offsetting the good news on inflation has been a sharp slowdown in economic growth. In 1997, the Gross Domestic Product rose a scant 1.9%, much lower than in preceding years. In many circumstances, this might be considered cause for concern; as I see it, however, the low-growth scenario is positive in that it should allow interest rates and inflation to fall even further. Stock prices should rise accordingly.

A further contributor to Israel's economic soundness is the revenue stream generated by the government's ongoing privatization program. Equity stakes in several companies (E.G., Bezeq Israeli Telecommunication Corp., Ltd., Bank Hapoalim Ltd.) were already sold in the first quarter of this year, with further meaningful sales (E.G., Bank Leumi Israel, Israel Chemicals Ltd., El Al Airlines) projected through year-end. All told, I expect that 1998 privatization proceeds should total 4-7 billion shekels.

PORTFOLIO STRUCTURE
TOP 10 HOLDINGS, BY ISSUER*

                                                   % OF
           HOLDING         SECTOR               NET ASSETS
1.         Teva
           Pharmaceutical  Pharmaceuticals             6.5
2.         Bank Leumi      Banking                     5.5
3.         Bank
           Hapoalim        Banking                     4.4
4.         Koor
           Industries      Conglomerates               4.2
5.         ECI             Telecommunications          4.1
6.         Israel
           Discount
           Bank            Mortgage Banking            4.1
7.         PEC Israel
           Economic
           Corp.           Conglomerates               3.3
8.         Bezeq           Telecommunications          3.0
9.         F.I.B.I.
           Holdings        Financial Services          2.9
10.        Advent Israel   Venture Capital             2.7

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
    SECTOR ALLOCATION
(as a percent of net
assets)
Banking                        9.83%
Building Products              3.20%
Chemicals                      4.32%
Computer Soft.                 2.50%
Conglomerates                 12.71%
Electronics/Elec.              2.16%
Fin. Scvs                      3.71%
Food & Bev.                    3.99%
Insur.                         3.57%
Inv. & Hold. Cos               3.19%
Metal Prod.                    2.01%
Mort. Bkg.                     8.10%
Pharm.                         6.98%
Telecom.                      16.38%
Venture Cap.                   4.84%
Other                         12.51%

------------------------------
* Company names are abbreviations of those found in the chart on page 8.

Given Israel's improving macroeconomic environment, I have chosen to shift the majority of Fund assets away from companies operating overseas (I.E., listed on NASDAQ) in favor of those with a more domestic focus. Valuations of domestically oriented companies are also meaningfully lower than their overseas counterparts. In addition, I am quite concerned about the valuation of some of the NASDAQ-listed technology stocks, especially in the context of slowing global growth.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

My preference for Israel-based stocks is reflected in the Fund's broad sector allocations as well as in its 10 largest holdings, which account for about 41% of the portfolio. With the exception of ECI Telecommunications Ltd., all of the top 10 do most of their business in Israel.

I would now like to more specifically discuss two of the Fund's largest holdings.

It is essentially impossible to invest in a diversified portfolio of Israeli equities without owning shares of BANK HAPOALIM LTD., which is the nation's largest bank and one of its most liquid stocks. In late February, the government sold 7.6% of the bank's equity to the public, lowering its ownership to 28.7% in the process.

My investment rationale for Bank Hapoalim Ltd. is a combination of company-specific and more general banking-related factors. The company has attracted considerable attention in recent months, based on its reduction of non-banking holdings and the government's sale of a 43% stake to an investor group in October 1997. According to current news reports, furthermore, the investor group is seeking to sell a 4.9% piece of this stake to a strategic investor such as a large U.S. bank.

Bank Hapoalim Ltd.'s size and liquidity are such that the company also serves as a kind of equity surrogate for the broad Israeli banking sector. I do not, however, feel that its heavy Index weighting (I.E., 15%) is appropriate for the Fund, as noted in the earlier discussion of performance. This has cost the Fund some gains in the short-term, but better value is available elsewhere. To this end, I have widened the banking allocation to other high-quality institutions with top-notch managements and conservative lending policies, such as Bank Leumi Israel. Their valuations are quite cheap when compared to those of the leading banks in other emerging nations (particularly in Eastern Europe). I have also invested in mortgage banks, where I feel there is even better value to be realized as interest rates decline. Mortgage banks whose shares are currently in the portfolio include Discount Mortgage Bank Ltd., Israel Discount Bank Ltd., Mishkan Hapoalim Mortgage Bank Ltd. and Tefahot Israel Mortgage Bank Ltd.

KOOR INDUSTRIES LTD. ("Koor") is one of several conglomerates publicly traded in Israel. [Note: others in which the Fund holds positions include Clal Israel Ltd., Discount Investment Corp., Elco Holdings Ltd., Elron Electronic Industries Ltd., FMS Enterprises Migun Ltd., IDB Development Corp., Ltd., IDB Holding Corp., Ltd. and PEC Israel Economic Corp.] As previously noted, most of these are restructuring and, as a result, creating value for shareholders. Koor is prominent in this regard.

The catalyst for Koor occurred in mid-1997, when the private investment company Claridge Israel acquired majority ownership. With Jonathan Kolber at the helm, Claridge Israel changed the company's basic strategy from buying unrelated companies to a focus on three core businesses.

Koor is thus aiming to generate shareholder value both by divesting non-core assets and raising the profitability of its remaining core operations. It has plenty of cash on hand and very little debt. Going forward, I see substantial upside from a combination of further divestitures and new investments, which should boost earnings and reduce the stock's traditional holding company discount. I also believe that Koor's unwinding of its complex corporate structure will set an example for the other major Israeli conglomerates and create new opportunities for equity investors in doing so.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
   KOOR INDUSTRIES LTD. VS. MSCI ISRAEL INDEX
(Relative performance of local shares in $US)
                                                      MSCI ISRAEL INDEX       KOOR INDUSTRIES LTD.
12/31/96                                                         100.00                     100.00
1/02/97                                                          101.39                      99.58
1/03/97                                                          101.46                      99.32
1/06/97                                                          106.34                     101.64
1/07/97                                                          108.45                     107.40
1/08/97                                                          108.74                     107.85
1/09/97                                                          107.65                     105.96
1/10/97                                                          107.39                     105.63
1/13/97                                                          111.03                     110.42
1/14/97                                                          110.56                     110.97
1/15/97                                                          111.84                     114.24
1/16/97                                                          112.88                     116.91
1/17/97                                                          112.64                     116.49
1/20/97                                                          114.09                     116.49
1/21/97                                                          114.81                     115.89
1/22/97                                                          113.64                     115.47
1/23/97                                                          113.58                     114.67
1/24/97                                                          113.57                     114.91
1/27/97                                                          111.72                     111.64
1/28/97                                                          111.43                     109.25
1/29/97                                                          113.06                     111.07
1/30/97                                                          113.59                     111.06
1/31/97                                                          113.82                     111.05
2/03/97                                                          119.26                     118.55
2/04/97                                                          118.50                     117.55
2/05/97                                                          120.33                     121.95
2/06/97                                                          119.14                     120.99
2/07/97                                                          118.77                     120.47
2/10/97                                                          118.72                     124.81
2/11/97                                                          117.87                     123.32
2/12/97                                                          117.05                     121.24
2/13/97                                                          116.54                     118.85
2/14/97                                                          116.61                     118.85
2/18/97                                                          123.62                     122.10
2/19/97                                                          122.52                     119.98
2/20/97                                                          122.22                     119.48
2/21/97                                                          122.03                     119.59
2/24/97                                                          119.39                     114.82
2/25/97                                                          116.40                     112.46
2/26/97                                                          117.48                     111.93
2/27/97                                                          117.01                     110.52
2/28/97                                                          116.98                     110.57
3/03/97                                                          114.52                     107.01
3/04/97                                                          117.53                     109.62
3/05/97                                                          117.77                     108.42
3/06/97                                                          118.01                     110.21
3/07/97                                                          118.34                     110.18
3/10/97                                                          118.19                     106.63
3/11/97                                                          116.21                     106.38
3/12/97                                                          114.63                     105.07
3/13/97                                                          112.67                     104.47
3/14/97                                                          112.75                     104.50
3/17/97                                                          112.94                     105.29
3/18/97                                                          110.50                     103.61
3/19/97                                                          110.00                     102.34
3/20/97                                                          111.19                     101.58
3/21/97                                                          111.06                     101.77
3/24/97                                                          110.42                     100.46
3/25/97                                                          111.00                     100.66
3/26/97                                                          110.74                      99.85
3/27/97                                                          111.21                     100.34
3/31/97                                                          111.37                     105.63
4/01/97                                                          111.38                     104.03
4/02/97                                                          113.07                     106.89
4/03/97                                                          113.03                     106.34
4/04/97                                                          113.47                     106.16
4/07/97                                                          114.55                     105.69
4/08/97                                                          114.80                     107.16
4/09/97                                                          113.04                     105.26
4/10/97                                                          114.18                     104.54
4/11/97                                                          113.55                     104.41
4/14/97                                                          114.67                     101.13
4/15/97                                                          115.19                     103.24
4/16/97                                                          114.39                     103.61
4/17/97                                                          112.22                     103.32
4/18/97                                                          112.24                     103.27
4/21/97                                                          111.81                     101.79
4/22/97                                                          111.65                     101.65
4/23/97                                                          112.29                     101.80
4/24/97                                                          112.82                     100.66
4/25/97                                                          112.36                     100.55
4/28/97                                                          112.39                     100.48
4/29/97                                                          112.47                      97.75
4/30/97                                                          113.38                      99.19
5/01/97                                                          114.35                      99.91
5/02/97                                                          114.40                      99.71
5/05/97                                                          115.61                     101.52
5/06/97                                                          115.77                     100.22
5/07/97                                                          115.11                      98.54
5/08/97                                                          116.16                      98.54
5/09/97                                                          116.68                      98.67
5/12/97                                                          116.81                      98.75
5/13/97                                                          117.35                     101.18
5/14/97                                                          117.32                     101.68
5/15/97                                                          118.10                     101.54
5/16/97                                                          118.44                     101.93
5/19/97                                                          117.32                     101.25
5/20/97                                                          118.13                     100.96
5/21/97                                                          118.71                     103.24
5/22/97                                                          119.31                     102.59
5/23/97                                                          119.53                     102.65
5/27/97                                                          121.11                     104.48
5/28/97                                                          122.78                     102.78
5/29/97                                                          122.90                     102.02
5/30/97                                                          122.84                     101.81
6/02/97                                                          125.29                     101.99
6/03/97                                                          126.58                     105.35
6/04/97                                                          126.59                     104.43
6/05/97                                                          127.47                     104.67
6/06/97                                                          127.30                     104.66
6/09/97                                                          131.07                     107.73
6/10/97                                                          130.90                     107.58
6/11/97                                                          130.95                     107.67
6/12/97                                                          129.76                     108.53
6/13/97                                                          129.63                     108.24
6/16/97                                                          132.87                     109.67
6/17/97                                                          132.34                     108.41
6/18/97                                                          132.97                     110.21
6/19/97                                                          133.82                     111.11
6/20/97                                                          133.56                     110.71
6/23/97                                                          130.73                     112.25
6/24/97                                                          128.09                     107.63
6/25/97                                                          126.48                     105.89
6/26/97                                                          125.32                     103.08
6/27/97                                                          124.28                     102.39
6/30/97                                                          124.73                     101.67
7/01/97                                                          128.31                     103.92
7/02/97                                                          129.23                     105.04
7/03/97                                                          129.35                     102.95
7/07/97                                                          131.01                     106.61
7/08/97                                                          132.14                     106.94
7/09/97                                                          132.39                     110.67
7/10/97                                                          131.15                     112.10
7/11/97                                                          131.66                     111.84
7/14/97                                                          132.75                     113.79
7/15/97                                                          132.56                     111.93
7/16/97                                                          131.56                     111.83
7/17/97                                                          133.06                     116.34
7/18/97                                                          132.67                     116.59
7/21/97                                                          131.59                     127.38
7/22/97                                                          131.04                     125.15
7/23/97                                                          131.67                     122.20
7/24/97                                                          131.37                     120.94
7/25/97                                                          131.61                     121.26
7/28/97                                                          133.27                     125.46
7/29/97                                                          133.84                     124.46
7/30/97                                                          132.54                     128.27
7/31/97                                                          134.69                     130.26
8/01/97                                                          134.56                     130.24
8/04/97                                                          136.46                     129.24
8/05/97                                                          135.92                     124.90
8/06/97                                                          136.89                     126.44
8/07/97                                                          136.60                     124.89
8/08/97                                                          137.08                     125.35
8/11/97                                                          133.82                     121.57
8/12/97                                                          133.36                     121.33
8/13/97                                                          131.41                     120.30
8/14/97                                                          132.69                     119.84
8/15/97                                                          133.42                     120.45
8/18/97                                                          130.07                     120.01
8/19/97                                                          130.31                     120.21
8/20/97                                                          130.72                     121.87
8/21/97                                                          130.17                     123.16
8/22/97                                                          130.25                     123.44
8/25/97                                                          127.46                     123.63
8/26/97                                                          126.49                     122.49
8/27/97                                                          127.05                     122.62
8/28/97                                                          127.00                     123.28
8/29/97                                                          126.72                     123.06
9/02/97                                                          125.39                     125.96
9/03/97                                                          127.29                     124.60
9/04/97                                                          125.92                     121.89
9/05/97                                                          126.52                     122.07
9/08/97                                                          127.37                     121.64
9/09/97                                                          129.94                     123.74
9/10/97                                                          129.01                     122.24
9/11/97                                                          127.69                     120.97
9/12/97                                                          128.22                     121.31
9/15/97                                                          127.64                     120.68
9/16/97                                                          126.97                     120.72
9/17/97                                                          126.46                     120.92
9/18/97                                                          125.45                     116.90
9/19/97                                                          126.19                     117.01
9/22/97                                                          126.69                     116.90
9/23/97                                                          127.77                     117.81
9/24/97                                                          127.24                     118.12
9/25/97                                                          127.33                     117.73
9/26/97                                                          127.50                     117.45
9/29/97                                                          130.32                     120.27
9/30/97                                                          132.02                     119.34
10/01/97                                                         132.18                     119.08
10/02/97                                                         132.25                     119.22
10/03/97                                                         132.00                     119.20
10/06/97                                                         134.25                     124.22
10/07/97                                                         134.45                     125.15
10/08/97                                                         135.00                     125.16
10/09/97                                                         134.96                     129.36
10/10/97                                                         134.92                     129.26
10/13/97                                                         134.96                     128.91
10/14/97                                                         135.08                     132.13
10/15/97                                                         134.09                     131.55
10/16/97                                                         134.00                     131.71
10/17/97                                                         132.82                     131.01
10/20/97                                                         135.18                     134.49
10/21/97                                                         134.99                     133.75
10/22/97                                                         134.87                     133.29
10/23/97                                                         134.16                     133.31
10/24/97                                                         132.68                     132.60
10/27/97                                                         126.03                     126.60
10/28/97                                                         115.47                     113.46
10/29/97                                                         124.23                     122.24
10/30/97                                                         120.23                     118.05
10/31/97                                                         120.63                     118.45
11/03/97                                                         125.30                     123.42
11/04/97                                                         124.61                     123.29
11/05/97                                                         124.73                     122.91
11/06/97                                                         124.05                     123.22
11/07/97                                                         123.17                     122.87
11/10/97                                                         120.83                     118.42
11/11/97                                                         120.40                     117.70
11/12/97                                                         116.45                     113.40
11/13/97                                                         117.02                     114.43
11/14/97                                                         117.94                     114.42
11/17/97                                                         120.98                     121.16
11/18/97                                                         119.89                     121.14
11/19/97                                                         119.27                     121.45
11/20/97                                                         120.98                     124.53
11/21/97                                                         120.73                     124.58
11/24/97                                                         120.08                     123.75
11/25/97                                                         121.49                     123.23
11/26/97                                                         121.98                     123.42
11/28/97                                                         123.08                     123.71
12/01/97                                                         124.44                     127.10
12/02/97                                                         124.06                     127.49
12/03/97                                                         123.83                     127.61
12/04/97                                                         123.74                     127.48
12/05/97                                                         123.53                     127.12
12/08/97                                                         124.35                     127.35
12/09/97                                                         125.00                     128.20
12/10/97                                                         123.20                     127.08
12/11/97                                                         120.90                     124.52
12/12/97                                                         119.76                     124.36
12/15/97                                                         119.67                     123.93
12/16/97                                                         119.34                     122.80
12/17/97                                                         119.47                     124.26
12/18/97                                                         118.63                     122.50
12/19/97                                                         118.91                     122.57
12/22/97                                                         117.77                     122.36
12/23/97                                                         118.05                     121.54
12/24/97                                                         116.77                     119.91
12/26/97                                                         116.93                     122.04
12/29/97                                                         118.96                     123.90
12/30/97                                                         121.20                     126.84
12/31/97                                                         122.93                     127.23
1/02/98                                                          123.40                     126.93
1/05/98                                                          122.63                     123.01
1/06/98                                                          122.87                     122.96
1/07/98                                                          120.53                     121.90
1/08/98                                                          119.64                     119.33
1/09/98                                                          119.02                     119.34
1/12/98                                                          111.97                     109.13
1/13/98                                                          114.24                     112.27
1/14/98                                                          113.84                     113.13
1/15/98                                                          111.24                     110.82
1/16/98                                                          111.23                     110.27
1/20/98                                                          115.35                     115.96
1/21/98                                                          115.69                     114.43
1/22/98                                                          113.64                     110.28
1/23/98                                                          113.75                     110.43
1/26/98                                                          111.51                     107.52
1/27/98                                                          111.88                     108.19
1/28/98                                                          112.38                     108.51
1/29/98                                                          113.15                     108.32
1/30/98                                                          112.38                     108.11
2/02/98                                                          115.83                     110.44
2/03/98                                                          115.66                     110.74
2/04/98                                                          114.09                     110.68
2/05/98                                                          115.47                     111.35
2/06/98                                                          115.55                     111.30
2/09/98                                                          113.85                     108.96
2/10/98                                                          112.73                     108.76
2/11/98                                                          110.30                     107.26
2/12/98                                                          110.33                     109.77
2/13/98                                                          110.35                     109.63
2/17/98                                                          110.17                     111.76
2/18/98                                                          111.35                     114.73
2/19/98                                                          111.73                     114.22
2/20/98                                                          112.04                     114.15
2/23/98                                                          115.25                     115.14
2/24/98                                                          115.89                     114.47
2/25/98                                                          116.82                     116.04
2/26/98                                                          117.23                     119.45
2/27/98                                                          117.37                     119.50
3/02/98                                                          119.94                     125.69
3/03/98                                                          118.92                     123.73
3/04/98                                                          118.48                     122.65
3/05/98                                                          117.33                     129.35
3/06/98                                                          117.88                     129.24
3/09/98                                                          120.45                     134.72
3/10/98                                                          120.83                     135.33
3/11/98                                                          121.95                     138.71
3/12/98                                                          121.96                     138.95
3/13/98                                                          122.12                     139.14
3/16/98                                                          122.17                     135.40
3/17/98                                                          122.33                     136.43
3/18/98                                                          122.23                     134.89
3/19/98                                                          122.07                     135.85
3/20/98                                                          122.11                     135.59
3/23/98                                                          122.92                     135.82
3/24/98                                                          122.55                     135.47
3/25/98                                                          123.21                     136.73
3/26/98                                                          126.24                     140.75
3/27/98                                                          125.14                     140.32
3/30/98                                                          124.89                     140.89
3/31/98                                                          125.62                     142.78
4/01/98                                                          125.93                     143.75
4/02/98                                                          125.73                     143.26
4/03/98                                                          125.22                     142.56
4/06/98                                                          126.92                     145.75
4/07/98                                                          126.86                     146.11
4/08/98                                                          125.11                     144.49
4/09/98                                                          126.93                     146.35
4/13/98                                                          126.20                     145.22
4/14/98                                                          126.08                     144.50
4/15/98                                                          126.05                     144.53
4/16/98                                                          125.94                     144.45
4/17/98                                                          125.92                     144.41
4/20/98                                                          127.46                     146.72
4/21/98                                                          127.23                     144.32
4/22/98                                                          126.34                     143.65
4/23/98                                                          125.76                     144.21
4/24/98                                                          125.57                     144.03
4/27/98                                                          123.86                     144.10
4/28/98                                                          124.19                     144.56
4/29/98                                                          124.97                     145.09
4/30/98                                                          125.52                     145.07
5/01/98                                                          125.56                     145.27
5/04/98                                                          129.84                     147.82
5/05/98                                                          129.43                     145.92
5/06/98                                                          128.93                     144.69
5/07/98                                                          129.30                     144.67
5/08/98                                                          129.82                     144.98
5/11/98                                                          131.09                     147.53
5/12/98                                                          132.18                     147.38
Source: Morgan Stanley

In addition to Bank Hapoalim Ltd. and Koor, I have (as noted previously) positioned the Fund increasingly away from NASDAQ-listed technology stocks to focus on private companies. I have chosen this strategy mainly because I believe the potential valuation upside is greater, but also since one of Israel's greatest strengths is its entrepreneurial technology sector. In the short term, this can result in performance lags, since private equities are not priced on a daily basis. The longer-term picture is much more favorable, however, as the Fund has enormously benefited from such investments since its inception.

An example of a recently added private equity holding is Kardan Technology Ventures L.P. ("KTV"), a promising venture capital fund dedicated to the financing of promising Israeli technology firms. KTV's appeal lies in the track record of its managers, who have extensive experience in the Israeli high-technology sector. Indeed, its predecessor fund was one of the most successful of such funds to date.

Such a strategy seems highly consistent with the closed-end fund structure, and I intend to fully exploit it to the extent that I can find value-added opportunities.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

OUTLOOK

My medium-term view on Israeli equities is somewhat cautious. This is based on my outlook for equity markets worldwide rather than for Israel specifically. Many of the world's major markets, particularly those in Europe and the U.S., have rallied to new highs thus far in 1998, and may well stall or correct to some degree. In addition, worldwide investor concern that U.S. interest rates may be raised, has had a dampening effect on market sentiment. Overall, I anticipate that activity will become more volatile.

In addition, still high real interest rates are discouraging domestic investors from buying equities at present, while the Asian slowdown may dampen demand for exports. I am optimistic, however, that the long-term trend for Israeli stock prices is decidedly upward. The favorable macroeconomic climate is enhanced both by currently attractive valuations and the restructuring trend among the major Israeli conglomerates. It should also be noted that interest rates are headed down, which will aid overall market valuation and, ultimately, stimulate growth.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             ISRAELI STOCKS ARE UNDERVALUED
(P/E ratio of IFC Israel Index vs. IFC Emerging Markets
Index)
Jan-97                                                          1.00
Feb-97                                                          0.99
Mar-97                                                          0.99
Apr-97                                                          1.05
May-97                                                          1.12
Jun-97                                                          1.17
Jul-97                                                          1.22
Aug-97                                                          1.11
Sep-97                                                          1.22
Oct-97                                                          1.24
Nov-97                                                          1.04
Dec-97                                                          0.95
Jan-98                                                          0.86
Feb-98                                                          0.86
Mar-98                                                          0.88
Apr-98                                                          0.81
Source: Flemings

--------------------------------------------------------------------------------
   6

 LETTER TO SHAREHOLDERS

In the meantime, I have adopted a more defensive investment posture. My general preference is for quality companies with a domestic focus, notably in financial services, consumer companies and interest-rate-sensitive sectors. I am also participating in private-equity opportunities, while only selectively "cherry picking" among the high-technology names listed on NASDAQ. Cash currently is at a higher-than-usual level, but I intend to use it as real value materializes.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer*

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
   AS A PERCENT OF NET ASSETS

                                   March 31, 1998   September 30, 1997
Banking                                      9.83                 9.39
Building Products                            3.20                 3.29
Chemicals                                    4.32                 3.58
Computer Software                            2.50                 4.79
Conglomerates                               12.71                10.19
Electronics/Electrical Equipment             2.16                 2.94
Financial Services                           3.71                 3.39
Food & Beverages                             3.99                 3.12
Insurance                                    3.57                 3.55
Investment & Holding Companies               3.19                 2.10
Metal Products                               2.01                 1.79
Mortgage Banking                             8.10                 5.77
Pharmaceuticals                              6.98                 6.60
Telecommunications                          16.38                14.75
Venture Capital                              4.84                 4.56
Other                                        8.53                14.13
Cash & Other Assets                          3.98                 6.05

 TOP 10 HOLDINGS, BY ISSUER

                                                                                           Percent of Net
           Holding                                                       Sector                Assets
---------------------------------------------------------------------------------------------------------
       1.  Teva Pharmaceutical Industries Ltd.                      Pharmaceuticals               6.5
---------------------------------------------------------------------------------------------------------
       2.  Bank Leumi Israel                                            Banking                   5.5
---------------------------------------------------------------------------------------------------------
       3.  Bank Hapoalim Ltd.                                           Banking                   4.4
---------------------------------------------------------------------------------------------------------
       4.  Koor Industries Ltd.                                      Conglomerates                4.2
---------------------------------------------------------------------------------------------------------
       5.  ECI Telecommunications Ltd.                             Telecommunications             4.1
---------------------------------------------------------------------------------------------------------
       6.  Israel Discount Bank Ltd.                                Mortgage Banking              4.1
---------------------------------------------------------------------------------------------------------
       7.  PEC Israel Economic Corp.                                 Conglomerates                3.3
---------------------------------------------------------------------------------------------------------
       8.  Bezeq Israeli Telecommunication Corp., Ltd.             Telecommunications             3.0
---------------------------------------------------------------------------------------------------------
       9.  F.I.B.I. Holdings Ltd.                                  Financial Services             2.9
---------------------------------------------------------------------------------------------------------
      10.  Advent Israel (Bermuda) L.P.                             Venture Capital               2.7
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-96.02%
 ISRAEL-95.83%
 AEROSPACE/DEFENSE EQUIPMENT-0.56%
Elbit Systems Ltd.......................         37,518  $   480,347
                                                         -----------
 AUTO PARTS-0.81%
Delek Automotive Systems Ltd............        415,092      695,144
                                                         -----------
 BANKING-9.83%
Bank Hapoalim Ltd.......................      1,365,800    3,740,047
Bank Leumi Israel.......................      2,484,132    4,698,236
                                                         -----------
                                                           8,438,283
                                                         -----------
 BUILDING PRODUCTS-3.20%
Industrial Buildings Corp., Ltd.........        580,807      990,406
Property & Building Corp., Ltd..........         15,103    1,132,482
Wolfman Industries Ltd., (Shares 5)+....         22,800      168,054
Ytong Industries Ltd....................        182,302      454,148
                                                         -----------
                                                           2,745,090
                                                         -----------
 CHEMICALS-4.32%
Agan Chemical Manufacturers Ltd.........         21,531      761,212
Dead Sea Bromine Ltd....................         30,662      292,085
Israel Chemicals Ltd., (Shares 1).......      1,390,000    1,667,676
Makhteshim Chemical Works Ltd.+.........        114,632      983,737
                                                         -----------
                                                           3,704,710
                                                         -----------
 COMPUTER SOFTWARE-2.50%
Oshap Technologies Ltd.+................         66,345      663,450
Sapiens International Corp. N.V.+.......         69,000      556,312
Tecnomatix Technologies Ltd.+...........         24,622      926,403
                                                         -----------
                                                           2,146,165
                                                         -----------
 CONGLOMERATES-12.71%
Clal Israel Ltd., (Shares 10)...........      1,978,000      576,805
Discount Investment Corp................         21,000      552,309
Elco Holdings Ltd.......................          2,500       14,858
Elron Electronic Industries Ltd.........         33,356      552,123
FMS Enterprises Migun Ltd...............          7,332       52,882
IDB Development Corp., Ltd..............         36,000      789,846

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CONGLOMERATES (CONTINUED)
IDB Holding Corp., Ltd..................         87,245  $ 1,923,858
Koor Industries Ltd.....................         24,712    3,074,673
                                            Par (000)
                                          -------------
Koor Industries Ltd., Convertible Note,
 1.75%, 01/31/99*.......................    NIS     600      272,114
Koor Industries Ltd., Convertible Note,
 1.75%, 01/31/00*.......................            600      272,114
                                             No. of
                                             Shares
                                          -------------
PEC Israel Economic Corp.+..............        123,228    2,826,542
                                                         -----------
                                                          10,908,124
                                                         -----------
 ELECTRONICS/ELECTRICAL EQUIPMENT-2.16%
Elco Industries Ltd.....................         39,270      436,249
Electra Consumers Products Ltd..........        132,158      638,639
Electra Israel Ltd......................         17,500      748,952
Electronics Line Ltd., (Shares 1)+......         22,434       30,218
                                                         -----------
                                                           1,854,058
                                                         -----------
 ENERGY SERVICES-1.29%
Delek Israel Fuel Corp., Ltd............         16,773      638,178
Superbowl Acquisition LDC+=/=...........             36      465,552
                                                         -----------
                                                           1,103,730
                                                         -----------
 FINANCIAL SERVICES-3.71%
Ampal-American Israel, Class A+.........         92,500      526,094
Ampal-American Israel, Warrants
 (expiring 02/28/99)+...................         92,500        2,891
F.I.B.I. Holdings Ltd...................         12,648    2,455,343
Gachelet Investments Ltd................          1,050       51,819
Taya Investment Company Ltd.+...........         66,500      150,704
                                                         -----------
                                                           3,186,851
                                                         -----------
 FOOD & BEVERAGES-3.99%
Blue Square Chain Investments &
 Properties Ltd.+.......................         47,157      519,936
Elite Industries Ltd., (Shares 5)+......         28,148      895,101
Israel Salt Industries Ltd..............        109,505      556,542
Jafora Tavori Ltd.......................        247,476      536,094

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES (CONTINUED)
Mayanot Eden Ltd........................        149,750  $   590,566
Osem Investment Ltd.....................         40,463      180,700
SuperSol Ltd., Class B..................         45,000      145,597
                                                         -----------
                                                           3,424,536
                                                         -----------
 INDUSTRIAL TECHNOLOGY-1.31%
Cubital, Ltd.*+.........................        329,278      105,369
Orbotech Ltd.+..........................         31,500    1,019,812
                                                         -----------
                                                           1,125,181
                                                         -----------
 INSURANCE-3.57%
Clal Insurance Enterprises Holdings
 Ltd., (Shares 1).......................        145,330    1,444,945
Harel-Hamishmar Investments Ltd.,
 (Shares 5).............................         36,918    1,618,934
                                                         -----------
                                                           3,063,879
                                                         -----------
 INVESTMENT & HOLDING COMPANIES-3.00%
Dankner Investments Ltd., (Shares 1)+...        319,364    1,676,336
Oren Semiconductor, Inc., Series K
 Preferred*+............................        299,513       47,922
Oren Semiconductor, Inc., Series L
 Preferred*+............................        308,432       37,012
Polaris Fund II LLC+=/=#................        375,000      356,737
The Renaissance Fund LDC=/=.............             60      461,153
                                                         -----------
                                                           2,579,160
                                                         -----------
 METAL PRODUCTS-2.01%
Caniel-Israel Can Co., Ltd., (Shares
 1).....................................        105,210      905,799
Cvalim-The Electric Wire & Cable Co. of
 Israel Ltd.............................        113,640      405,553
Klil Industries Ltd., (Shares 5)........         18,654      410,301
                                                         -----------
                                                           1,721,653
                                                         -----------
 MORTGAGE BANKING-8.10%
Discount Mortgage Bank Ltd..............         16,077    1,080,522
Israel Discount Bank Ltd................      3,097,967    3,536,158
Mishkan Hapoalim Mortgage Bank Ltd.+....          8,388    1,481,592
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 MORTGAGE BANKING (CONTINUED)
Tefahot Israel Mortgage Bank Ltd........          1,552  $   853,003
                                                         -----------
                                                           6,951,275
                                                         -----------
 PHARMACEUTICALS-6.98%
Peptor Ltd.*+...........................         56,000      392,000
Teva Pharmaceutical Industries Ltd.
 ADR....................................        131,000    5,600,250
                                                         -----------
                                                           5,992,250
                                                         -----------
 SEMICONDUCTOR & RELATED TECHNOLOGY-1.89%
DSP Group Inc.+.........................         22,907      438,096
M-Systems Flash Disk Pioneers Ltd.+.....         54,542      388,612
M-Systems Flash Disk Pioneers Ltd.,
 Warrants (expiring 06/30/98)+..........         35,021      126,017
Zoran Corp., Series K+=/=...............         50,000      540,000
Zoran Corp., Series K, Warrants
 (expiring 07/30/98)*+..................         73,045      131,481
                                                         -----------
                                                           1,624,206
                                                         -----------
 STEEL-0.38%
Urdan Industries Ltd.+..................        405,259      323,019
                                                         -----------
 TELECOMMUNICATIONS-16.38%
Bezeq Israeli Telecommunication Corp.,
 Ltd....................................        949,401    2,562,884
Ciena Corp.+............................         38,755    1,651,932
ECI Telecommunications Ltd..............        115,300    3,545,475
Geotek Communications, Inc.+............          7,221        7,672
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*.............            100      113,711
Geotek Communications, Inc., Convertible
 Preferred Series N*(1).................            595       78,985
Gilat Satellite Networks Ltd.+..........         58,700    2,142,550
Nexus Telecommunication Systems Ltd.+...         68,933      394,211

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Nexus Telecommunication Systems Ltd.,
 Warrants (expiring 11/28/00)+..........         68,933  $     2,154
NICE-Systems Ltd. ADR+..................         23,600    1,085,600
Tadiran Ltd. ADR........................         29,900    1,246,456
Tadiran Telecommunications Ltd..........         67,489    1,037,643
Teledata Communication Ltd.+............         12,550      188,250
                                                         -----------
                                                          14,057,523
                                                         -----------
 TEXTILES-1.16%
Lodzia Rotex Textile Co., (Shares 4)+...         21,720      288,883
Macpell Industries Ltd.+................        216,079      705,121
                                                         -----------
                                                             994,004
                                                         -----------
 TRADING COMPANIES-0.31%
Rapac Electronics Ltd...................         34,806      267,762
                                                         -----------
 VENTURE CAPITAL-4.84%
ABS GE Capital Giza Fund L.P.*+#........         50,543       50,544
Advent Israel (Bermuda) L.P.+=/=........      1,682,293    2,314,836
Kardan Technology Ventures L.P.*+#......        250,000      250,000
Star Venture Enterprises II*+...........              5      967,048
Walden-Israel Ventures, L.P.+=/=........        500,000      570,298
                                                         -----------
                                                           4,152,726
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 WOOD & PAPER PRODUCTS-0.82%
American Israeli Paper Mills Ltd........         19,263  $   700,815
                                                         -----------

TOTAL ISRAEL
 (Cost $67,616,266)....................................   82,240,491
                                                         -----------
 GLOBAL-0.19%
 INVESTMENT & HOLDING COMPANIES-0.19%
Emerging Markets Ventures, L.P.*+# (Cost
 $165,215)..............................        181,517      165,215
                                                         -----------

TOTAL INVESTMENTS-96.02%
 (Cost $67,781,481) (Notes A,D)........................   82,405,706
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-3.98%...
                                                           3,414,449
                                                         -----------
NET ASSETS-100.00%.....................................  $85,820,155
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
=/=        Restricted security (See Note F).
#          As of March 31, 1998, the Fund committed to investing
           an additional $625,000, $1,199,457, $750,000 and
           $2,334,785 of capital in Polaris Fund II LLC, ABS GE
           Capital Giza Fund L.P., Kardan Technology Ventures
           L.P. and Emerging Markets Ventures, L.P.,
           respectively.
(1)        With an additional 595 warrants attached, expiring
           06/20/01, with no market value.
ADR        American Depositary Receipts.
NIS        New Israeli Shekel.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $67,781,481)
 (Note A)...............................     $82,405,706
Cash (including $158,341 of foreign
 currency with a cost of $158,311) (Note
 A).....................................       3,764,372
Receivables:
  Dividends.............................          82,818
  Note..................................          25,061
  Interest..............................           1,566
Prepaid expenses........................          27,656
                                             -----------
Total Assets............................      86,307,179
                                             -----------

 LIABILITIES
Payables:
  Investment advisory fee (Note B)......         220,696
  Administration fees (Note B)..........          17,305
  Israeli capital gains tax (Note A)....          52,423
  Other accrued expenses................         196,600
                                             -----------
Total Liabilities.......................         487,024
                                             -----------
NET ASSETS (applicable to 5,012,295
 shares of common stock outstanding)
 (Note C)...............................     $85,820,155
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($85,820,155
  DIVIDED BY 5,012,295).................          $17.12
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 5,012,295 shares issued and outstanding
 (100,000,000 shares authorized)........     $     5,012
Paid-in capital.........................      67,371,893
Undistributed net investment income.....       2,051,274
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       1,820,587
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      14,571,389
                                             -----------
Net assets applicable to shares
 outstanding............................     $85,820,155
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $   881,178
  Interest..............................         158,554
  Less: Foreign taxes withheld..........         (12,271)
                                             -----------
  Total Investment Income...............       1,027,461
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         568,987
  Custodian fees........................         111,757
  Audit and legal fees..................          54,251
  Administration fees (Note B)..........          50,220
  Printing..............................          39,642
  Accounting fees.......................          29,917
  Directors' fees.......................          19,945
  Amortization of organizational costs
   (Note A).............................          18,967
  Transfer agent fees...................          15,956
  Insurance.............................           9,056
  NYSE listing fees.....................           8,063
  Other.................................           7,502
  Israeli capital gains taxes (Note
   A)...................................          48,949
                                             -----------
  Total Expenses........................         983,212
  Less: Fee waivers (Note B)............        (104,040)
                                             -----------
    Net Expenses........................         879,172
                                             -----------
  Net Investment Income.................         148,289
                                             -----------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       2,150,832
  Foreign currency related
   transactions.........................         (34,864)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      (6,386,237)
                                             -----------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (4,270,269)
                                             -----------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(4,121,980)
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    For the
                                              For the Six           Fiscal
                                              Months Ended        Year Ended
                                             March 31, 1998      September 30,
                                              (unaudited)            1997
                                             ---------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................      $   148,289         $ 1,744,106
  Net realized gain on investments and
   foreign currency related
   transactions.........................        2,115,968           2,115,739
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................       (6,386,237)         28,979,212
                                             --------------      -------------
    Net increase/(decrease) in net
     assets resulting from operations...       (4,121,980)         32,839,057
                                             --------------      -------------
Distributions to shareholders:
  Net realized gain on investments......       (2,355,778)         (6,190,185)
                                             --------------      -------------
    Total increase/(decrease) in net
     assets.............................       (6,477,758)         26,648,872
                                             --------------      -------------

 NET ASSETS
Beginning of period.....................       92,297,913          65,649,041
                                             --------------      -------------
End of period (including undistributed
 net investment income of $2,051,274 and
 $1,902,985, respectively)..............      $85,820,155         $92,297,913
                                             --------------      -------------
                                             --------------      -------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                               For the
                                                 Six
                                                Months
                                                Ended                  For the Fiscal Years                  For the Period
                                              March 31,                 Ended September 30,                 October 29, 1992*
                                                 1998        -----------------------------------------           through
                                              (unaudited)      1997       1996       1995       1994       September 30, 1993
                                              ----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........  $18.41           $13.10     $13.20     $11.74     $15.83               $13.74**
                                              ----------     --------   --------   --------   --------             --------
Net investment income/(loss)................    0.03             0.35      (0.09)     (0.10)     (0.28)               (0.07)
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions...............................   (0.85)            6.20      (0.01)      1.56      (3.27)                2.16
                                              ----------     --------   --------   --------   --------             --------
  Net increase/(decrease) in net assets
   resulting from operations................   (0.82)            6.55      (0.10)      1.46      (3.55)                2.09
                                              ----------     --------   --------   --------   --------             --------
Distributions to shareholders:
  Net realized gains on investments and
   foreign currency related transactions....   (0.47)           (1.24)        --         --      (0.43)                  --
  In excess of net realized gains...........      --               --         --         --      (0.11)                  --
                                              ----------     --------   --------   --------   --------             --------
  Total distributions to shareholders.......   (0.47)           (1.24)        --         --      (0.54)                  --
                                              ----------     --------   --------   --------   --------             --------
Net asset value, end of period..............  $17.12           $18.41     $13.10     $13.20     $11.74               $15.83
                                              ----------     --------   --------   --------   --------             --------
                                              ----------     --------   --------   --------   --------             --------
Market value, end of period.................  $13.938         $14.938    $11.250    $12.000    $13.250              $17.375
                                              ----------     --------   --------   --------   --------             --------
                                              ----------     --------   --------   --------   --------             --------
Total investment return(a)..................   (3.31)%          44.36%     (6.25)%    (9.43)%   (21.26)%              24.58%
                                              ----------     --------   --------   --------   --------             --------
                                              ----------     --------   --------   --------   --------             --------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....  $85,820         $92,298    $65,649    $66,150    $58,855              $79,274
Ratio of expenses to average net assets.....    2.10%(b)(c)      2.26%(c)     2.23%     2.57%     2.64%                2.41%(b)
Ratio of net investment income/(loss) to
 average net assets.........................    0.35%(b)         2.20%     (0.68)%    (0.91)%    (2.08)%              (0.50)%(b)
Portfolio turnover rate.....................   13.98%           16.98%     21.68%     22.17%     17.07%               34.80%
Average commission rate per share(d)........  $0.0061         $0.0056    $0.0073         --         --                   --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers. Ratio of expenses to average net assets would have been 2.30% and 2.35% excluding fee waivers, for the fiscal year ended September 30, 1997 and six months ended March 31, 1998, respectively.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At March 31, 1998, the Fund held 8.85% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $7,480,858 and fair value of $7,592,091. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 1998, the interest rate was 5.125% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses incurred after October 31, 1996, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $93,113.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. The Fund records deferred Israeli capital gains taxes on the net unrealized appreciation on unlisted Israeli debt obligations. At March 31, 1998, the Fund had deferred $52,423 in Israeli capital gains taxes on unlisted Israeli debt obligations.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Included in undistributed net investment income is a dividend received from one of the Fund's investment partnerships. This dividend was received in the form of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
marketable equity securities and will be presented as undistributed net investment income until the securities are sold.

OTHER: Costs incurred by the Fund in connection with its organization have been amortized on a straight-line basis over a five-year period beginning at the commencement of operations of the Fund.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in unlisted equity securities of Israeli companies for which there is no established public trading market, that in the opinion of BEA Associates, provide opportunities for growth. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

At a meeting of the Board of Directors held on December 8, 1997, the Board of Directors unanimously approved modifications to the above policy. The Fund, subject to local investment limitations, may invest up to 30% of its assets in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. In addition, the Board of Directors has approved to remove the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities"). The Board of Directors approved these changes on the basis that the long-term value added approach of an emerging markets private equity strategy is well suited to the long-term capital appreciation objective of the Fund. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly net assets. BEA has agreed to waive the advisory fee previously payable to Giza Ltd. ("Giza") who had been employed by the Fund as investment sub-adviser through August 10, 1997. For the six months

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
ended March 31, 1998, BEA earned $568,987 for advisory services, of which BEA waived $104,040 in advisory fees previously payable to Giza. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended March 31, 1998, BEA was reimbursed $4,239 for administrative services rendered to the Fund.

Analyst I.M.S. Investment Management Services, Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Pursuant to the sub-advisory agreement, Analyst I.M.S. is paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.20% of the Fund's average weekly net assets. In addition, BEA pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $12,500 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended March 31, 1998, Analyst I.M.S. earned $104,040 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the six months ended March 31, 1998, BSFM earned $45,981 for administrative services.
 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,012,295 shares outstanding at March 31, 1998, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1998 was $68,033,402. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $14,372,304, was composed of gross appreciation of $20,945,543 for those investments having an excess of value over cost and gross depreciation of $6,573,239 for those investments having an excess of cost over value.

For the six months ended March 31, 1998, purchases and sales of securities, other than short-term investments, were $12,911,580 and $11,113,914, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the six months ended March 31, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of March 31, 1998, per share value of the securities and percentage of net assets which the securities comprise.

                                          NUMBER                                                    PERCENTAGE
                                            OF     ACQUISITION            FAIR VALUE     VALUE          OF
SECURITY                                  SHARES     DATES       COST     AT 03/31/98  PER SHARE    NET ASSETS
---------------------------------------  --------  ----------  ---------  -----------  ----------  ------------
Advent Israel (Bermuda) L.P............  650,000    06/16/93   $ 529,318  $  894,400   $     1.38       1.04
Advent Israel (Bermuda) L.P............  350,000    06/10/96     349,632     481,600         1.38       0.56
Advent Israel (Bermuda) L.P............  682,293    01/16/98     780,373     938,836         1.38       1.10
Polaris Fund II LLC....................  250,000    10/31/96     246,031     237,825         0.95       0.28
Polaris Fund II LLC....................  125,000    03/04/98     125,000     118,912         0.95       0.14
Superbowl Acquisition LDC..............       36    10/10/94     316,111     465,552    12,932.00       0.54
The Renaissance Fund LDC...............       26    03/30/94     278,090     199,833     7,685.88       0.23
The Renaissance Fund LDC...............       14    02/24/95     139,668     107,602     7,685.88       0.13
The Renaissance Fund LDC...............       11    03/13/96     110,988      84,545     7,685.88       0.10
The Renaissance Fund LDC...............        7    06/13/96      66,592      53,801     7,685.88       0.06
The Renaissance Fund LDC...............        2    03/21/97      23,252      15,372     7,685.88       0.02
Walden-Israel Ventures, L.P............   45,000    09/28/93      43,775      51,326         1.14       0.06
Walden-Israel Ventures, L.P............   80,000    11/30/93      77,822      91,247         1.14       0.10
Walden-Israel Ventures, L.P............  125,000    05/24/95     121,598     142,575         1.14       0.17
Walden-Israel Ventures, L.P............  125,000    08/08/96     121,598     142,575         1.14       0.17
Walden-Israel Ventures, L.P............  125,000    05/16/97     121,598     142,575         1.14       0.17
Zoran Corp.............................   50,000    07/31/96      75,000     540,000        10.80       0.63

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
   20

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 15, 1998, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR       WITHHELD    NON-VOTES
-----------------------------------------------------------------------------------  ----------  -----------  ----------
George W. Landau                                                                      3,248,582      89,988    1,673,725
William W. Priest, Jr.                                                                3,252,754      85,816    1,673,725
Richard W. Watt                                                                       3,263,353      75,217    1,673,725

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Peter A. Gordon, Jonathan W. Lubell and Steven N. Rappaport continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending September 30, 1998.

                                                                               FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                            ----------  ---------  ---------  ----------
                                                                             3,284,179     29,634     24,757   1,673,725

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The First Israel Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such

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   22
participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares

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                                                                           23
purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink-SM- Program, P.O. Box 1681, Boston, MA 02105-1681.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited
 Partnership.

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   24

 SUMMARY OF GENERAL INFORMATION

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of March 31, 1998, BEA managed approximately $37.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                              BEA ADVISOR FUNDS
SINGLE COUNTRY                                                OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                         BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                     BEA Global Telecommunications Fund
The Indonesia Fund, Inc. (IF)                                 BEA High Yield Fund
The Portugal Fund, Inc. (PGF)                                 BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME                                                  For shareholder information or a copy
BEA Income Fund, Inc. (FBF)                                   of a prospectus for any of the
BEA Strategic Global Income Fund, Inc. (FBI)                  open-end mutual funds please call,
                                                              1-800-401-2230.

For closed-end fund information                               Visit our website on the Internet:
please call, 1-800-293-1232.                                  http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

Peter A. Gordon                 Director

George W. Landau                Director
Jonathan W. Lubell              Director

Steven N. Rappaport             Director

William W. Priest, Jr.          Chairman of the
                                Board of Directors
Richard W. Watt                 President, Chief Investment Officer
                                and Director

Sam C. Wildeman                 Investment Officer

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Hal Liebes                      Senior Vice President
Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue

New York, NY 10022

This report, including the financial statements herein, is
sent to the shareholders of the Fund for their information.
The financial information included herein is taken from the
records of the Fund without examination by independent
accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any
securities mentioned in this report.                                 [LOGO]

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                                                                     3917-SAR-98